UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2016

ARC Group Worldwide, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah

(State or other jurisdiction of incorporation)

001-33400 (Commission File Number)	87-0454148 (IRS Employer Identification No.)

810 Flightline Blvd. Deland, FL	32724
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   303-467-5236

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 0240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Fourth Amendment to Amended and Restated Credit Agreement

On April 20, 2016, ARC Group Worldwide, Inc. (the “Company”) entered into the Fourth Amendment to the Amended and Restated Credit Agreement (the “Citizens Fourth Amendment”), with Citizens Bank, N.A. and Capital One, National Association, dated November 10, 2014, as amended on March 30, 2016, May 11, 2015, and December 23, 2014 (as so amended, the “Amended and Restated Credit Agreement”).

The Citizens Fourth Amendment includes the following material amendments to the Amended and Restated Credit Agreement:

•                  Maintains the Company’s existing pricing grid, while establishing the Applicable Rates for Base Rate Loans and Eurocurrency Rate Loans (as such terms are defined in the Amended and Restated Credit Agreement) at 3.50% and 4.50%, respectively, if the Company’s total leverage ratio exceeds 4.00:1.00;

•                  Modifies the minimum fixed charge coverage ratio, maximum total leverage ratio, and maximum senior leverage ratio in line with the Company’s current financial expectations;

•                  Reduces mandatory principal payments for the remainder of the Amended and Restated Credit Agreement term;

•                  Adjusts mandatory prepayments that will be required upon the completion of asset sales or sale leaseback transactions, with the amount of prepayments to be determined based upon achievement of certain leverage ratios; and

•                  Establishment of mandatory prepayments on December 15, 2016, to be calculated and based upon a percentage of the principal outstanding as of such date.

The foregoing description of the Citizens Fourth Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the document.  The Citizens Fourth Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Second Amendment to Subordinated Loan Agreement

On April 20, 2016, the Company entered into the Second Amendment to the Subordinated Loan Agreement with McLarty Capital Partners SBIC, L.P. (“McLarty Second Amendment”), dated November 10, 2014, as amended December 23, 2014 (as so amended, the “Subordinated Loan Agreement”).

The McLarty Second Amendment includes the following material amendments to the Subordinated Loan Agreement:

•                  Modifies the minimum fixed charge coverage ratio and maximum total leverage ratio in line with the Company’s current financial expectations; and

•                  Establishes mandatory prepayments that will be required upon the completion of asset sales or sale-leaseback transactions, with the amount of the prepayments to be determined based upon achievement of certain leverage ratios.

The foregoing description of the McLarty Second Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the document.  The McLarty Second Amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

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Item. 9.01   Exhibits

(d) The following exhibits are filed with this report:

Exhibit Number	Description

10.1	Fourth Amendment to Amended and Restated Credit Agreement by and among ARC Group Worldwide, Inc. and certain of its subsidiaries as borrowers, and Citizens Bank, N.A and Capital One, N.A.

10.2	Second Amendment to the Subordinated Loan Agreement by and among ARC Group Worldwide, Inc. and certain of its subsidiaries as borrowers, and McLarty Capital Partners SBIC, L.P.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC Group Worldwide, Inc.
(Registrant)

Date: April 22, 2016	By:	/s/ Drew M. Kelley
		Name:	Drew M. Kelley
		Title:	Chief Financial Officer and Principal Accounting Officer

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